Exhibit 10.25

     THIS FIRST ALLONGE TO PROMISSORY NOTE (“Allonge”), is effective the 18th day of August, 1998, by and between METAMORPHIX, INC. (the “Maker”) and GENETICS INSTITUTE, INC. (the “Lender”).

     WHEREAS, on or about February 9, 1998 the Maker executed and delivered a Promissory note (the “Note”) to Lender in the original principal sum of Two Million Dollars ($2,000,000), which Note is repayable by the Maker to the Lender in accordance with the terms set forth therein; and

     WHEREAS, the Maker has requested that the Lender advance to Maker an additional Two Hundred Thousand Dollars ($200,000) pursuant to the same terms as set forth in the Note and Lender has agreed, provided that the Maker agrees to the execution of this Allonge; wherefore Maker and Lender now agree to modify the Note as follows:

     1. The Principal Sum due and owing on account of the Note as of the date of the execution of this Allonge is Two Million Two Hundred Thousand Dollars ($2,200,000), plus any and all interest that has accrued in accordance with the terms of the Note; and

     2. The parties hereto do not intend that a novation of the loan shall be created or effectuated because of the modification described herein. The parties hereto do not intend that the execution of this Allonge and the transaction described herein shall affect the validity or priority of any lien or security interest imposed by or granted in the Promissory Note.

     3. All other terms, covenants, and conditions contained in the Note, except as herein modified, shall remain in full force and effect and the Maker by the execution hereof hereby ratifies and confirms each and every other term, covenant, and condition of the Note.

     IN WITNESS WHEREOF, the parties hereto have set their hands and seals to this First Allonge to Promissory Note upon the day herein above first written.

SEAL
WITNESS

METAMORPHIX, INC.

/s/ William E. Carlson	By:	/s/ Edwin C. Quattlebaum

William E. Carlson		Edwin C. Quattlebaum
Secretary		Executive Vice President of
Agriculture and Interim
President

ATTEST/WITNESS	GENETICS INSTITUTE, INC.

	By:	/s/ Richard P. Shea

Name: Richard P. Shea
Title: VP Finance